UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SK Growth Opportunities Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2024

SK Growth Opportunities Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41432	98-1643582
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

228 Park Avenue S #96693 New York, New York	10003
(Address of principal executive offices)	(Zip Code)

(917) 599-1622

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	SKGRU	The Nasdaq Stock Market LLC
Class A Ordinary Shares	SKGR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SKGRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Postponement of Extraordinary General Meeting

On September 3, 2024, SK Growth Opportunities Corporation (the “Company”) filed a definitive proxy statement (the “Extension Proxy Statement”) for an extraordinary general meeting (the “Meeting”) of its shareholders originally scheduled to be held on September 26, 2024, at 11:00 a.m. Eastern Time to approve, among other things, an amendment to the Company’s amended and restated memorandum and articles of association (the “Articles”) to extend the date by which the Company has to complete an initial business combination from September 30, 2024 to March 31, 2025 (the “Extended Termination Date”), or such earlier date as the Company’s board of directors may approve in accordance with the Articles (the “Extension Amendment Proposal”). Defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

The board of directors of the Company has decided to postpone the Meeting to September 27, 2024, at 11:00 a.m., Eastern Time to allow additional time for the Company to engage with its shareholders.

In connection with the Meeting, as of September 24, 2024, the Company had received requests to redeem 8,414,826 Class A ordinary shares (the “Public Shares”). Holders of 1,641,771 Public Shares have not submitted requests for redemption. The Company has determined to allow holders of its Public Shares to reverse their redemption requests by submitting a written request to the Company’s transfer agent, Continental Stock & Transfer Company at One State Street Plaza, 30th Floor, New York, New York 10004, spacredemptions@continentalstock.com.

The postponed meeting will be held on September 27, 2024, at 11:00 a.m., Eastern Time, at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304 and conducted remotely by teleconference. Shareholders can attend the postponed meeting by visiting https://www.cstproxy.com/skgrowthopportunities/2024. If you do not have access to internet, you can listen only to the meeting by dialing +1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 7108217#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

Contribution for Extension Amendment Proposal

As previously announced, in connection with the Extension Amendment Proposal, Auxo Capital Managers LLC, the Company’s sponsor (the “Sponsor”), has agreed that if the Extension Amendment Proposal is approved and implemented, it or its designee will contribute to the Company, as a loan, $0.01 for each Public Share that is not redeemed in connection with the Extension Amendment Proposal for each calendar month (commencing on October 1, 2024 and on the 1st day of each subsequent month) until the Extended Termination Date, or portion thereof, that is needed to complete the Business Combination (such loans, the “Contribution”), which amount will be deposited into the Trust Account. The Sponsor has agreed to increase the amount of the Contribution from $0.01 to $0.03 for each Public Share that is not redeemed in connection with the Extension Amendment Proposal for each calendar month (commencing on October 1, 2024 and on the 1st day of each subsequent month) until the Extended Termination Date.

All of the Company’s shareholders of record as of the close of business on August 30, 2024, are entitled to vote at the Meeting. The Company’s shareholders who have not already voted, or wish to change their vote, are strongly encouraged to submit their proxies as soon as possible. Valid proxies previously submitted by shareholders will continue to be valid for purposes of the postponed Meeting. For more information on how to vote, please call the Company’s proxy solicitor, Sodali & Co., at (800) 662-5200 for shareholders or (203) 658-9400 for bankers and brokers or email SKGR.info@investor.sodali.com.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the matters to be voted on at the Meeting. Information regarding the Company’s directors and executive officers is contained in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Additional Information

The Company has filed the Proxy Statement with the SEC in connection with the Meeting on September 3, 2024, and, beginning on September 4, 2024, mailed the Proxy Statement and other relevant documents to its shareholders as of August 30, 2024, the record date for the Meeting. The Company’s shareholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Meeting because these documents will contain important information about the Company, the matters to be voted on at the Meeting and related matters. Shareholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Continental Stock Transfer & Trust Company at 917-262-2373 or by email at spacredemptions@continentalstock.com.

Forward-Looking Statements

This Current Report on Form 8-K (the “Current Report”) and oral statements made from time to time by representatives of the Company may include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or the Company’s management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Proxy Statement and in the Company’s other filings with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2024

SK GROWTH OPPORTUNITIES CORPORATION

By:	/s/ Derek Jensen
Name:	Derek Jensen
Title:	Chief Financial Officer

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